UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2024

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VROOM, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-39315	90-1112566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
3600 W Sam Houston Pkwy S, Floor 4 Houston, Texas 77042
(Address of principal executive offices) (Zip Code)

(518) 535-9125
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	VRM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment

of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Legal Officer Transition

On July 23, 2024, Vroom, Inc. (the “Company”) and Patricia Moran entered into a separation and consulting agreement (the “Separation and Consulting Agreement”) in connection with her separation from the Company. Ms. Moran will cease her employment as the Company’s Chief Legal Officer, General Counsel and Secretary, effective as of August 23, 2024 (the “Transition Date”).

Pursuant to the Separation and Consulting Agreement, subject to, among other things, Ms. Moran’s execution of a release of claims and continued compliance with applicable restrictive covenant obligations, she will be eligible for cash severance and COBRA continuation benefits consistent with the terms of the Company’s previously disclosed Amended and Restated Vroom, Inc. Executive Severance Plan (“Severance Plan”). Effective as of the Transition Date, Ms. Moran will continue to provide services to the Company as a consultant for up to one year following the Transition Date, with Ms. Moran entitled to a consulting fee of $500 per hour. Ms. Moran’s previously granted outstanding equity awards will continue to vest while she provides services to the Company and the post-termination exercise period of any vested outstanding stock options will be extended through the original expiration date of such options.

Additionally, on July 23, 2024, and effective as of the Transition Date, the Board appointed Anna-Lisa Corrales, the Company’s former Chief Compliance Officer, as Chief Legal Officer, Chief Compliance Officer and Secretary.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2024	VROOM, INC.
	By:	/s/ Thomas H. Shortt
Name: Thomas H. Shortt
Title: Chief Executive Officer

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